EXHIBIT 10.34


                       PLACEMENT AGENT WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                            EXERCISABLE ON OR BEFORE

                   5:00 P.M., NEW YORK TIME, February 8, 2007

                                                                    7,500 SHARES

NO. NW-FMF-2 WARRANTS

                               WARRANT CERTIFICATE

          NUWAVE TECHNOLOGIES, INC., a Delaware corporation (the "Company"), hereby certifies that FIRST MONTAUK FINANCIAL CORP. is the registered holder (the "Holder") of a placement agent warrant (the "Warrant"), subject to the terms set forth below, to purchase from the Company, 7,500 shares (the "Shares") of its Common Stock, par value $0.01 per share (the "Common Stock"), at an exercise price equal to $0.55 per Share (the "Exercise Price"). This Warrant is part of the issuance of a series (the "Series") of Warrants initially issued for the purchase of an aggregate of 30,000 shares of Common Stock constituting a portion of the compensation to First Montauk Securities Corp., under a Placement Agency Agreement, dated February 5, 2002.

1.   Exercise.
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     1.1 Timing of Exercise. The Holder may exercise this Warrant, in whole or in part, at any time commencing the date hereof and expiring at 5:00 p.m., New York time, on February 8, 2007 (the "Expiration Date"), at which time this Warrant, unless exercised prior thereto, shall thereafter be void, and all rights hereunder shall thereupon cease.

     1.2 Manner of Exercise. The Holder may exercise this Warrant Holder by surrendering this Warrant, together with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Holder, to the Company at its principal office (or such other office as may be designated by the Company to the Holder), accompanied by payment by wire transfer or certified check in an amount equal to the then Exercise Price multiplied by the number of Shares for which exercise is then requested.

     1.3 Partial Exercise. This Warrant may be exercised for less than the full number of Shares at the time called for hereby, in which case the number of Shares receivable upon the exercise of this Warrant as a whole shall be proportionately reduced. Upon the exercise for less than the full number of

Shares, the Company shall forthwith issue to the Holder a new Warrant Certificate representing the right of the Holder to purchase the number of Shares as to which this Warrant has not been exercised.

     1.4 Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of this Warrant, the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder or such other person designated in the Notice of Exercise a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder or such other person is entitled upon such exercise. Any Shares as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder or such other person shall thereupon be deemed to be the owner of record of such Shares.

     1.5 Fractional Shares. The Company shall not issue fractions of Shares upon exercise of this Warrant or scrip in lieu thereof. If any fraction of a Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, then the number of Shares to be issued shall be rounded up or down to the nearest whole share.

2.   Anti-Dilution Adjustments.
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     2.1 Change in Capitalization. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding Shares, appropriate adjustment shall be made by the Board of Directors of the Company to the number of Shares and the Exercise Price which may be purchased under this Warrant.

     2.2 Consolidation, Merger and Sale of Assets. (a) In the case of a merger, sale of assets or similar transaction which results in a replacement of the Company's shares of Common Stock with stock of another corporation, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction will be that the Company or such successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of Shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale of conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The provisions of this Section 2.2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     (b) In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of Shares or other securities and property deliverable upon exercise of this Warrant.

     2.3 Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration Date) to exercise this Warrant for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which this Warrant might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided in Section 2.

     2.4 Minimum Adjustment. No adjustment shall be made in the Exercise Price unless the adjustment would require an increase or decrease of at least $.05; provided, however, that any adjustment which by reason of this Section is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to nearest cent.

     2.5 Officer's Certificate. Whenever the Exercise Price or the number of Shares subject to this Warrant is adjusted, the Company shall promptly mail to the Holder a notice of adjustment, which notice shall include a brief statement of the facts requiring the adjustment and the manner of computing it and shall be certified by the Chief Financial Officer of the Company. The determination of the adjustment shall be made by the Company, in its sole discretion, and shall be final and binding upon the Holder.

     2.6 New Certificate. This Warrant provides that upon the occurrence of certain events the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company shall, at the request of the Holder, issue a new Warrant evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant shall not in any way change, alter or otherwise impair, the rights of the Holder as set forth in this Warrant.

3.   Transfer Restrictions.
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     3.1 Transfer. A Holder, including the initial Holder or any subsequent Holder, may transfer this Warrant only to (i) any other Holder of this Series of Warrants, (ii) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative, or to one or more of its shareholders, directors, officers, members, employees or limited or general partners, or to entities that manage or co-manage the Holder or any of its limited or general partners, or (iii) any member of the immediately family (which shall be deemed to include a spouse, parent or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 3.1.

3.2  Securities Laws.  The Holder, by accepting delivery of the same, hereby:
     ---------------

          (a) acknowledges that any shares of Common Stock issued pursuant to the exercise of this Warrant may not be registered under the Securities Act, at the time issued, subject to Section 4 hereof;

          (b) agrees that, if upon the exercise of this Warrant the Shares purchased upon such exercise are not then subject to an effective registration statement under the Securities Act, it shall make the customary representations and warranties as may be requested by counsel to the Company in order for the Company to properly rely upon Section 4(2) of the Securities Act regarding exemption from registration thereunder, and, in connection with such exemption, that any certificates representing shares of Common Stock issued pursuant to the exercise of this Warrant would reflect an appropriate legend regarding restrictions upon transferability; and

          (c) agree to indemnify the Company, and hold it harmless from and against, any and all losses, expenses (including attorneys' fee), costs and damages arising form or relating to any violation of applicable state securities or "blue sky" laws in connection with the issuance, sale, delivery or exercise of this Warrant and the issuance, sale and delivery of shares of Common Stock upon any exercise of this Warrant.

4.   Registration Under the Securities Act of 1933
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     4.1 Piggy-Back Rights. (a) If at any time prior to the Expiration Date the Company proposes to register shares of its Common Stock under the Securities Act on behalf of any stockholder on any form for the registration (the "Registration Statement") of securities under the Securities Act (other than a registration relating to (i) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, a dividend investment plan or other employee benefit plan; (ii) registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with, another corporation; (iii) a registration of securities proposed to be issued in exchange for other securities of the Company or (iv) a registration of securities to be offered solely by the Company) in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it shall give written notice to the Holder of its intention to do so and of the Holder's rights under this Section 4.1. Such right is referred to hereinafter as "Piggyback Registration Right". Upon the written request of the Holder to the Company (which request shall specify the number of Shares intended to be disposed of by the Holder and the intended method of disposition thereof) received by the Company within ten (10) days after the giving of any such notice by the Company, the Company will include in the Registration Statement the Shares which the Company has been so requested to register by the Holder (the "Registrable Shares") provided that the Company's obligation shall continue after exercise of the Warrants, but it need not include any Shares in a Registration Statement filed after the Expiration Date,

          (b) If, any time after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement filed in connection with such Piggyback Registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Shares in connection with such Piggyback Registration.

          (c) The Holder may elect in writing, not later than three (3) business days prior to the effectiveness of the Piggyback Registration not to have its Registrable Shares so included in connection with such Registration Statement.

          (d) In the event the securities in the Registration Statement are to be underwritten, the Company shall not be required to include any of the Holder's Registrable Shares in the Registration Statement unless the Holder accepts the terms of the underwriting as agreed upon between the Company, and the underwriters selected by it and the other stockholders. If in the opinion of the managing underwriter, the registration of all or a part of the Registrable Shares would adversely affect such public offering, then, (i) the Company shall be required to include in the underwriting only the number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, and the number of Registrable Shares that may be included in such Registration Statement shall be allocated among all selling stockholders, requesting to participate in such Registration Statement in proportion (as nearly as practicable) to the amount of shares of Common Stock owned by each selling stockholder (including the Holder), or (ii) the Company may require the selling stockholders (including the Holder) to delay any offering of the Registrable Shares for a period of up to one hundred and twenty
(120) days from the effective date thereof.

          (e) The Company is obligated to file only one (1) Registration Statement pursuant to this Section 4 which is declared effective under the Securities Act and which includes Shares of the Holder. The Piggyback Registration Right under this Section 4 is the only right granted by the Company to the Holder to include the Shares in a Registration Statement.

     4.2  Obligations of the Company.
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          (a) The Company shall comply with the requirements of this Section 4 at its own expense. That expense shall include, but not be limited to, legal, accounting, consulting, printing, federal and state filing fees, NASD fees, out-of-pocket expenses incurred by counsel, accountants and consultants retained by the Company, and miscellaneous expenses directly related to the Registration Statement and the offering. However, this expense shall not include the portion of any underwriting or broker commissions, transfer taxes and any underwriter's accountable and nonaccountable expense allowances attributable to the offer and sale of the Registrable Shares or the fees and expenses of counsel to the Holder, all of which expenses shall be borne by the Holder of this Warrant. The Company shall include in the Piggyback Registration, and the prospectus included therein, all information and materials necessary or advisable to comply with the applicable statutes arid regulations so as to permit the public sale of the Registrable Shares by the Holder.

          (b) The Company shall supply to the Holder a reasonable number of copies of the preliminary, final or other prospectus (the "Prospectus"), all prepared in conformity with the requirements of the Securities Act and the rules and regulations promulgated thereunder, and such other documents as the Holder shall reasonably request.

          (c) The Company shall cooperate with respect to (i) all necessary or advisable actions relating to the preparation and the filing of the Piggyback Registration and arising from the provisions of this Section 4, (ii) all reasonable efforts to establish an exemption from the provisions of the Securities Act or any other federal or state securities statutes, (iii) all necessary or advisable actions to register or qualify the public offering at issue pursuant to federal securities statutes and the state "blue sky" securities statutes of each jurisdiction that the Holder shall reasonably request, and (iv) all other necessary or advisable actions to enable the Holder to complete the contemplated disposition of the Registrable Shares in each reasonably requested jurisdiction.

          (d)  The Company shall keep the Registration Statement to which this
Section 4 applies, and all amendments thereto, effective and current under the Securities Act for a period ending not sooner than one (1) year after its initial effective date (excluding any lock-up period) and cooperate with respect to all necessary or advisable action to permit the completion of the public sale or other disposition of the Registrable Shares included therein.

          (e) The Company shall indemnify and hold harmless the Holder and each underwriter within the meaning of the Securities Act from and against all losses, claims, damages, and liabilities, including, but not limited to, reasonable attorneys' fees and any and all expenses reasonably incurred in investigating, preparing, defending or settling any claim, arising from or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement to which this Section 4 applies, or (ii) any omission or alleged omission to state a material fact necessary to make the statements contained in the Registration Statement to which this Section 4 applies not misleading; provided, however, that the indemnification continued in this clause shall not apply if the untrue statement or omission, or alleged untrue statement or omission, was the result of information furnished in writing to the Company by the Holder or underwriter seeking indemnification expressly for use in the Registration Statement at issue or was the result of oral representations made by the Holder or any underwriter in connection with the offer or sale of the Registrable Shares.

     4.3  Obligations of the Holder.
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          (a) The Company's obligations contained in this Section 4 shall be conditioned upon a timely receipt by the Company in writing of the following:

               (i) information as to the terms of the contemplated public offering furnished by and on behalf of the Holder intending to make a public distribution of Registrable Shares; and

               (ii) such other information as the Company may reasonably require from the Holder, for inclusion in the Piggyback Registration.

          (b) The Holder shall indemnify the Company and its officers, directors and agent and any other selling stockholders and underwriter with respect to an untrue statement of material fact or omission of material fact which was the result of information furnished in writing to the Company by the Holder and which was included in the Registration Statement.

          (c) The Holder acknowledges that the Company shall have no obligation to include any Shares in a Piggyback Registration if the requested Shares then can be publicly sold pursuant to Rule 144 under the Securities Act.

          (d)   The Holder represents and agrees:

               (i) that until such time as the Holder shall have completed the distribution of his Registrable Shares covered by the Registration Statement or until the remaining portion of such Shares shall have been de-registered: (A) to abide by the anti-manipulative rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including provisions of Regulation M as presently in effect or as hereafter amended, promulgated under the Exchange Act; and (B) to effect no transaction for the purpose of stabilizing the price of the Common Stock, "stabilizing" as defined in Regulation M; and

               (ii) that upon written notification from the Company that the final or other prospectus to the Registration Statement is in need of revision, or upon advice of counsel that no offers or sales should then be made under the Registration Statement, (A) to cease to offer or sell any Registrable Shares which must be accompanied by such Prospectus, (B) to return all such Prospectuses to the Company, if requested, and (C) not to offer or sell any Registrable Shares until provided with a current prospectus and the Company has given notification to resume offers and sales; provided, that the Company shall use its best efforts to amend or supplement or to reinstate the Registration Statement, as appropriate, as promptly as practicable, and to provide the Holder with amended or supplemented Prospectuses so offers and sales of the Registrable Shares may be resumed.

5.   Nature of the Shares.
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     5.1 Fully Paid. The Company covenants and agrees that any shares of Common Stock issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

     5.2 Reservation. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized Common Stock or other securities as from time to time shall be issuable upon the exercise of this Warrant.

6.   Rights of Holder.
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     6.1 Not Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

     6.2 Registered Holders. The Company may deem and treat the Holder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

7.   Exchange and Replacement of Warrant Certificates.
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     7.1 Exchange. This Warrant is exchangeable without expense, upon the surrender thereof by the Holder at the principal executive office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     7.2 Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu thereof.

8.   Miscellaneous.
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     8.1 Entire Agreement: Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought. The Company shall not amend any other Warrant issued as part of the Series to make terms thereunder more favorable to the holder thereof without offering the same amended terms to the Holder hereof.

     8.2 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or nonenforceability shall not affect any other provision of this Agreement.

     8.3 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or -------- otherwise affect the meaning of the terms hereof.

     8.4 Sending of Notices. All notices and other communications with respect to this Warrant shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant, and if to the Company, to One Passaic Avenue, Fairfield, New Jersey 07004, Attn: Chief Financial Officer, or to such other address as either party hereto may duly give to the other.

     8.5 Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to conflict of law principles. Any action, proceeding or claim arising out of, or relating in any way to, this Warrant shall be brought and enforced in the federal or state courts of the State of New York and each party hereby irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum.

          IN WITNESS WHEREOF, the Company has caused this Placement Agent Warrant Certificate to be duly executed.

Dated as of February 8, 2002             NUWAVE TECHNOLOGIES, INC.


                                         By:
                                            ------------------------------------
                                         Name:  Gerald Zarin
                                         Title: President and CEO

Agreed to:

FIRST MONTAUK FINANCIAL CORP.

By:
   -----------------------------------
          Ernest G. Pellegrino


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          Address


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          Tax Identification No.

                                    EXHIBIT A
                                    ---------
                               NOTICE OF EXERCISE
                               ------------------


     (To be executed by the Holder when desiring to exercise the right to purchase Shares pursuant to the Warrant.)

     The undersigned Holder of this Warrant hereby:

          (a) Irrevocably elects to exercise the Warrant to the extent of purchasing ______ Shares;

          (b) Makes payment in full of the aggregate Exercise Price for those Shares in the amount of $________ by wire transfer or the delivery of certified funds in the amount of $________;

          (c) Requests that a certificate for such Shares be issued in the name of the undersigned, or, if the name and address of some other person is specified below, in the name of such other person:

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               (Name, address and tax identification number of person other than the undersigned in whose name
               Shares are to be registered.)

          (d) Requests, if the number of Shares purchased are not all the Shares purchasable pursuant to the unexercised portion of the Warrant, that a new Warrant of like tenor for the remaining Shares purchasable pursuant to the Warrant be issued and delivered to the undersigned at the address stated below.

Dated:
      --------------------------------   ---------------------------------------
                                         Signature
                                         (This Signature must conform in all
                                         respects to name of the Holder as
                                         specified on the face of the Warrant.)



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Social Security Number                   Printed Name
or Employee ID Number
                                         Address:
                                                 -------------------------------

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Warrant No.: ##

                                    EXHIBIT B
                                    ---------
                                 ASSIGNMENT FORM
                                 ---------------


         FOR VALUE RECEIVED, the undersigned,

_________________________________, hereby sells, assigns and transfers unto:

Name:
     ------------------------------------------------------------------
                  (Please type or print in block letters)

Address:
        ---------------------------------------------------------------

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the right to purchase ____________ shares (the "Shares") of NUWAVE Technologies, Inc. (the "Company") pursuant to the terms and conditions of the Warrant held by the undersigned. The undersigned hereby authorizes and directs the Company (i) to issue and deliver to the above-named assignee at the above address a new Warrant pursuant to which the rights to purchase being assigned may be exercised, and (ii) if there are rights to purchase Shares remaining pursuant to the undersigned's Warrant after the assignment contemplated herein, to issue and deliver to the undersigned at the address stated below a new Warrant evidencing the right to purchase the number of Shares remaining after issuance and delivery of the Warrant to the above-named assignee. Except for the number of Shares purchasable, the new Warrant to be issued and delivered by the Company is to contain the same terms and conditions as the undersigned's Warrant. This Assignment is subject to receipt by the Company of such investment representations by assignee, as may be reasonably required under the Securities Act of 1933, as amended, and Section 3.1 of the Warrant. To complete the assignment contemplated by this Assignment Form, the undersigned hereby irrevocably constitutes and appoints _____________________________ as the undersigned's attorney-in-fact to transfer the Warrant and the rights thereunder on the books of the Company with full power of substitution for these purposes.

Dated:
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                                         Signature
                                         (This Signature must conform in all
                                         respects to name of the Holder as
                                         specified on the face of the Warrant.)

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Social Security Number                   Printed Name
or Employee ID Number of Transferee
                                         Address:
                                                 -------------------------------

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Warrant No.: ##